Exhibit 23

Consent of Ernst & Young LLP,

Independent Registered Public Accounting Firm

We consent to the incorporation by reference of our reports dated February 9, 2015, with respect to the consolidated financial statements and the effectiveness of internal control over financial reporting of Lockheed Martin Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2014, filed with the U.S. Securities and Exchange Commission, in the following Registration Statements of Lockheed Martin Corporation:

•	33-58073, 33-58077, 33-58079, and 333-58097 on Form S-8, each dated March 15, 1995;
•	33-63155 on Form S-8, dated October 3, 1995;
•	33-58083 on Form S-8 (Post-Effective Amendment No. 1), dated January 22, 1997;
•	333-20117 and 333-20139 on Form S-8, each dated January 22, 1997;
•	333-27309 on Form S-8, dated May 16, 1997;
•	333-37069 on Form S-8, dated October 2, 1997;
•	333-40997 on Form S-8, dated November 25, 1997;
•	333-58069 on Form S-8, dated June 30, 1998;
•	333-69295 on Form S-8, dated December 18, 1998;
•	333-92197 on Form S-8, dated December 6, 1999;
•	333-92363 on Form S-8, dated December 8, 1999;
•	333-78279 on Form S-8 (Post-Effective Amendments No. 2 and 3), each dated August 3, 2000;
•	333-56926 on Form S-8, dated March 12, 2001;
•	333-84154 on Form S-8, dated March 12, 2002;
•	333-105118 on Form S-8, dated May 9, 2003;
•	333-113769, 333-113770, 333-113771, 333-113772, and 333-113773 on Form S-8, each dated March 19, 2004;
•	333-115357 on Form S-8, dated May 10, 2004;
•	333-127084 on Form S-8, dated August 1, 2005;
•	333-146963 on Form S-8, dated October 26, 2007;
•	333-155687 on Form S-8, dated November 25, 2008;
•	333-162716 on Form S-8, dated October 28, 2009;
•	333-155684 on Form S-8 (Post-Effective Amendment No. 1), dated August 23, 2011;
•	333-176440 on Form S-8, dated August 23, 2011;
•	333-188118 on Form S-8, dated April 25, 2013;
•	333-195466 on Form S-8, dated April 24, 2014 and July 23, 2014 (Post-Effective Amendment No.1);
•	333-197577 on Form S-3, dated July 23, 2014; and
•	333-199570 on Form S-3 dated October 23, 2014.

/s/ Ernst & Young LLP

McLean, Virginia

February 9, 2015